Exhibit 99.1

K&S Corporate Headquarters Kulicke & Soffa Pte Ltd 23A Serangoon North Ave 5 #01-01, Singapore 554369
+65-6880-9600 main +65-6880-9580 fax www.kns.com Co. Regn. No. 199902120H

Kulicke & Soffa Reports Third Quarter 2019 Results
Singapore – August 1, 2019 – Kulicke and Soffa Industries, Inc. (NASDAQ: KLIC) (“Kulicke & Soffa”, “K&S” or the “Company”), today announced financial results of its third fiscal quarter ended June 29, 2019. The Company reported third quarter net revenue of $127.1 million, net income of $1.3 million and non-GAAP net income of $3.6 million.
During its third fiscal quarter, K&S repurchased $33.2 million of common stock in open market transactions at an average price of $21.57 per share. The Company also recorded a quarterly dividend equivalent to $0.12 per share during its third fiscal quarter.

Quarterly Results - U.S. GAAP
	Fiscal Q3 2019	Change vs. Fiscal Q3 2018	Change vs. Fiscal Q2 2019
Net Revenue	$127.1 million	down 52.7%	up 9.7%
Gross Profit	$58.8 million	down 53.7%	up 5.8%
Gross Margin	46.2%	down 100 bps	down 170 bps
Income from Operations	$1.8 million	down 97.2%	up 172%
Operating Margin	1.4%	down 2260 bps	up 360 bps
Net Income	$1.3 million	down 97.8%	up 136.1%
Net Margin	1.0%	down 2140 bps	up 410 bps
EPS – Diluted(a)	$0.02	down 97.7%	up 140%

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive. For the three months ended March 30, 2019, 0.8 million shares of restricted stock units and stock options were excluded due to the Company's net loss.

Quarterly Results - Non-GAAP

	Fiscal Q3 2019	Change vs. Fiscal Q3 2018	Change vs. Fiscal Q2 2019
Income from Operations	$4.3 million	down 93.5%	up 458.3%
Operating Margin	3.3%	down 2140 bps	up 440 bps
Net Income	$3.6 million	down 94.2%	up 1700%
Net Margin	2.8%	down 2040 bps	up 260 bps
EPS - Diluted	$0.06	down 93.3%	up 100%
* A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of non-GAAP Financial Results” section.

Dr. Fusen Chen, Kulicke & Soffa's President and Chief Executive Officer, stated, “While the broad macro environment continues to be dynamic, we continue to generate profits, invest in new organic development, reduce our shares outstanding and drive market acceptance of several new offerings. We continue to maintain operational flexibility and are positioned well for long-term growth."

During the June quarter the Company incurred a $3.9 million tax expense primarily related to jurisdictional income mix and certain recurring non-cash valuation allowances.
Third Quarter Fiscal 2019 Financial Highlights

•	Net revenue of $127.1 million.

•	Gross margin of 46.2%.

•	Net income of $1.3 million or $0.02 per share; non-GAAP net income of $3.6 million or $0.06 per share.

•	Cash, cash equivalents, and short-term investments, net of bank overdraft were $572.3 million as of June 29, 2019.

Fourth Quarter Fiscal 2019 Outlook
The Company currently expects net revenue in the fourth fiscal quarter of 2019 ending September 28, 2019 to be approximately $130 million to $150 million, representing a 10% sequential improvement.
Looking forward, Dr. Fusen Chen commented, "The recent revenue recognition of PIXALUXTM, our mini and microLED solution, in addition to the ongoing advanced packaging progress highlights our expanding market reach and long-term growth potential. In the near-term, we anticipate typical seasonal dynamics to drive ongoing capacity digestion and a gradual business recovery into fiscal 2020."

Earnings Conference Call Details
A conference call to discuss these results will be held today, August 1, 2019, beginning at 6:00pm EDT. To access the conference call, interested parties may call +1-877-407-8037 or internationally +1-201-689-8037. A live webcast will also be available at investor.kns.com.
A replay will be available from approximately one hour after the completion of the call through August 8th by calling toll-free +1-877-660-6853 or internationally +1-201-612-7415 and using the replay ID number of 13692276. A webcast replay will also be available at investor.kns.com.

Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company's non-GAAP results exclude amortization related to intangible assets acquired through business combinations, goodwill impairment, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items. These non-GAAP measures are consistent with the way management analyzes and assesses the Company’s operating results.  The Company believes these non-GAAP measures enhance investors’ understanding of the Company’s underlying operational performance, as well as their ability to compare the Company’s period-to-period financial results and the Company’s overall performance to that of its competitors.

Management uses both U.S. GAAP metrics as well as non-GAAP operating income, operating margin, net income, net margin and net income per diluted share to evaluate the Company's operating and financial results. Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on the Company’s reported financial results. The presentation of non-GAAP items is meant to supplement, but not substitute for, GAAP financial measures or information. The Company believes the presentation of non-GAAP results in combination with GAAP results provides better transparency to the investment community when analyzing business trends, providing meaningful comparisons with prior period performance and enhancing investors' ability to view the Company's results from management's perspective. A reconciliation of each available GAAP to non-GAAP financial measure discussed in this press release is contained in the attached exhibit.

About Kulicke & Soffa

Kulicke & Soffa (NASDAQ: KLIC) is a leading provider of semiconductor and electronic assembly solutions serving the global automotive, consumer, communications, computing and industrial markets. Founded in 1951, K&S prides itself on establishing foundations for technological advancement - creating pioneering interconnect solutions that enable performance improvements, power efficiency, form-factor reductions and assembly excellence of current and next-generation semiconductor devices.
Leveraging decades of development proficiency and extensive process technology expertise, Kulicke & Soffa’s expanding portfolio provides equipment solutions, aftermarket products and services supporting a comprehensive set of interconnect technologies including wire bonding, advanced packaging, lithography, and electronics assembly. Dedicated to empowering technological discovery, always, K&S collaborates with customers and technology partners to push the boundaries of possibility, enabling a smarter future (www.kns.com).
Caution Concerning Results and Forward Looking Statements
In addition to historical statements, this press release contains statements relating to future events and our future results. These statements are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and include, but are not limited to, statements that relate to our future expected dividend payouts and growth opportunities. While these forward-looking statements represent our judgments and future expectations concerning our business, a number of risks, uncertainties and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: the risk that the Company fails to meet its operational and financial targets in order to adhere to its dividend policy; the risk that customer orders already received may be postponed or canceled, generally without charges; the risk that anticipated customer orders may not materialize; the risk that our suppliers may not be able to meet our demands on a timely basis; the volatility in the demand for semiconductors and our products and services; the risk that identified market opportunities may not grow or developed as we anticipated; volatile global economic conditions, which could result in, among other things, sharply lower demand for products containing semiconductors and for the Company’s products, and disruption of capital and credit markets; the risk of failure to successfully manage our operations; the possibility that we may need to impair the carrying value of goodwill and/or intangibles established in connection with one or more of our prior acquisitions; acts of terrorism and violence; risks, such as changes in trade regulations, currency fluctuations, political instability and war, which may be associated with a substantial non-U.S. customer and supplier base and substantial non-U.S. manufacturing operations; the impact of changes in tax law; the risk that the Company will not identify suitable acquisition opportunities or that any acquisitions will not be successful; the risk that the Company fails to timely remediate the material weaknesses identified in the Company’s internal controls over financial reporting or that new material weaknesses or significant deficiencies emerge; and the factors listed or discussed in Kulicke and Soffa Industries, Inc. 2018 Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. Kulicke and Soffa Industries, Inc. is under no obligation to (and expressly disclaims any obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contacts:

Kulicke & Soffa Industries, Inc.
Joseph Elgindy
Investor Relations & Strategic Initiatives
P: +1-215-784-7518
F: +1-215-784-6180

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share and employee data)
(Unaudited)

	Three months ended		Nine months ended
	June 29, 2019	June 30, 2018	June 29, 2019	June 30, 2018
Net revenue	$127,109	$268,834	$400,225	$704,297
Cost of sales	68,329	141,865	211,073	380,679
Gross profit	58,780	126,969	189,152	323,618

Operating expenses:
Selling, general and administrative	26,294	30,609	82,062	85,484
Research and development	28,229	29,974	87,609	88,881
Amortization of intangible assets	1,843	1,962	5,589	5,927
Restructuring	587	(39)	(25)	1,268
Total operating expenses	56,953	62,506	175,235	181,560
Income from operations	1,827	64,463	13,917	142,058
Other income (expense):
Interest income	3,956	3,459	11,647	8,420
Interest expense	(632)	(263)	(1,137)	(799)
Income before income taxes	5,151	67,659	24,427	149,679
Income tax expense	3,864	7,282	19,106	122,494
Share of results of equity-method investee, net of tax	—	121	72	144
Net income	$1,287	$60,256	$5,249	$27,041

Net income per share:
Basic	$0.02	$0.87	$0.08	$0.39
Diluted	$0.02	$0.86	$0.08	$0.38

Cash dividends declared per share	$0.12	$0.12	$0.36	$0.12

Weighted average shares outstanding:
Basic	64,683	69,125	65,914	70,019
Diluted	65,431	70,302	66,597	71,113

	Three months ended		Nine months ended
Supplemental financial data:	June 29, 2019	June 30, 2018	June 29, 2019	June 30, 2018
Depreciation and amortization	$4,995	$4,951	$15,001	$14,163
Capital expenditures	2,136	4,071	9,312	16,481
Equity-based compensation expense:
Cost of sales	161	126	471	384
Selling, general and administrative	2,616	2,111	7,871	5,877
Research and development	820	656	2,430	1,963
Total equity-based compensation expense	$3,597	$2,893	$10,772	$8,224

	As of
	June 29, 2019	June 30, 2018
Backlog of orders [1]	$96,690	$146,578
Number of employees	2,721	3,109

1.	Represents customer purchase commitments. While the Company believes these orders are firm, they are generally cancellable by customers without penalty.

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(In thousands)
(Unaudited)

	As of
	June 29, 2019	September 29, 2018
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$395,538	$320,630
Restricted cash	474	518
Short-term investments	248,000	293,000
Accounts and other receivable, net of allowance for doubtful accounts of $0 and $385, respectively	151,246	243,373
Inventories, net	98,049	115,191
Prepaid expenses and other current assets	25,133	14,561
TOTAL CURRENT ASSETS	918,440	987,273

Property, plant and equipment, net	74,851	76,067
Goodwill	56,248	56,550
Intangible assets, net	46,198	52,871
Deferred income taxes	8,159	9,017
Equity investments	6,301	1,373
Other assets	2,372	2,589
TOTAL ASSETS	$1,112,569	$1,185,740

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Short term debt	$71,194	$—
Accounts payable	42,337	48,527
Accrued expenses and other current liabilities	63,465	105,978
Income taxes payable	12,258	19,571
TOTAL CURRENT LIABILITIES	189,254	174,076

Financing obligation	14,701	15,187
Deferred income taxes	27,154	25,591
Income taxes payable	84,617	81,491
Other liabilities	9,408	9,188
TOTAL LIABILITIES	325,134	305,533

SHAREHOLDERS' EQUITY
Common stock, no par value	530,016	519,244
Treasury stock, at cost	(334,248)	(248,664)
Retained earnings	595,803	613,529
Accumulated other comprehensive loss	(4,136)	(3,902)
TOTAL SHAREHOLDERS' EQUITY	$787,435	$880,207

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,112,569	$1,185,740

KULICKE & SOFFA INDUSTRIES, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	June 29, 2019	June 30, 2018	June 29, 2019	June 30, 2018
Net cash (used in)/provided by operating activities	$(154)	$36,770	$83,181	$93,843
Net cash (used in)/provided by investing activities, continuing operations	(43,315)	25,929	30,374	(57,527)
Net cash provided by/(used in) financing activities, continuing operations	20,341	(41,564)	(38,751)	(65,805)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(197)	1,379	60	(251)
Changes in cash, cash equivalents and restricted cash	(23,325)	22,514	74,864	(29,740)
Cash, cash equivalents and restricted cash, beginning of period	419,337	340,686	321,148	392,940
Cash, cash equivalents and restricted cash, end of period	$396,012	$363,200	$396,012	$363,200

Short-term investments	248,000	258,000	248,000	258,000
Total cash, cash equivalents, restricted cash and short-term investments	$644,012	$621,200	$644,012	$621,200

Reconciliation of U.S. GAAP Income from Operating
to Non-GAAP Income from Operation and Operating Margin
(in thousands, except percentages)
(unaudited)

	Three months ended
	June 29, 2019	June 30, 2018	March 30, 2019
Net revenue	$127,109	$268,834	$115,908
U.S. GAAP income/(loss) from operations	1,827	64,463	(2,465)
U.S. GAAP operating margin	1.4%	24.0%	(2.1)%

Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,843	1,962	1,869
Restructuring	587	(39)	(643)
Non-GAAP income/(loss) from operations	$4,257	$66,386	$(1,239)
Non-GAAP operating margin	3.3%	24.7%	(1.1)%

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income and
U.S. GAAP net income per share to Non-GAAP net income per share
(in thousands, except per share data)
(unaudited)

	Three months ended
	June 29, 2019	June 30, 2018	March 30, 2019
Net revenue	$127,109	$268,834	$115,908
U.S. GAAP net income/(loss)	1,287	60,256	(3,555)
U.S. GAAP net margin	1.0%	22.4%	(3.1)%

Non-GAAP adjustments:
Amortization related to intangible assets acquired through business combination- selling, general and administrative	1,843	1,962	1,869
Restructuring	587	(39)	(643)
Income tax expense- Tax Reform	—	—	2,499
Net income tax (benefit)/expense on non-GAAP items	(102)	78	28
Total non-GAAP adjustments	2,328	2,001	3,753
Non-GAAP net income	3,615	62,257	198
Non-GAAP net margin	2.8%	23.2%	0.2%

U.S. GAAP net income/(loss) per share:
Basic	0.02	0.87	(0.05)
Diluted(a)	0.02	0.86	(0.05)

Non-GAAP adjustments per share:(b)
Basic	0.04	0.03	0.05
Diluted	0.04	0.03	0.05

Non-GAAP net income per share:
Basic	$0.06	$0.90	$—
Diluted(c)	$0.06	$0.89	$—

(a)
GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options, but that effect is excluded when calculating GAAP diluted net (loss) per share because it would be anti-dilutive. For the three months ended March 30, 2019, 0.8 million shares of restricted stock units and stock options were excluded due to the Company's net loss.

(b)
Non-GAAP adjustments per share includes amortization related to intangible assets acquired through business combinations, costs associated with restructuring, income tax expense related to the Tax Cuts and Jobs Act of 2017 as well as tax benefits or expense associated with the foregoing non-GAAP items.

(c)	Non-GAAP diluted net earnings per share reflects any dilutive effect of outstanding restricted stock units and stock options.